Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK Chapter 11 Case No. 25 - 11897 (SHL) Jointly Administered In re: SPIRIT AVIATION HOLDINGS, INC., et al. , Debtors. 1 GLOBAL NOTES AND STATEMENT OF LIMITATION, METHODOLOGY, AND DISCLAIMERS REGARDING THE MONTHLY OPERATING REPORT FOR DECEMBER 2025 Spirit Aviation Holdings, Inc . and its affiliates (collectively, the “ Debtors ”), each of which is a Debtor in the above - captioned jointly administered chapter 11 cases (the “ Chapter 11 Cases ”) prepared the attached monthly operating report for December 2025 (together herewith and with all exhibits and schedules thereto, the “ MOR ”) . On August 29 , 2025 , the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “ Bankruptcy Code ”) in the United States Bankruptcy Court for the Southern District of New York (the “ Bankruptcy Court ”) . The Debtors remain in possession of their property and continue to operate and manage their businesses as debtors in possession pursuant to sections 1107 (a) and 1108 of the Bankruptcy Code . The Chapter 11 Cases are being jointly administered for procedural purposes only pursuant to Rule 1015 (b) Federal Rules of Bankruptcy Procedure, as ordered by the Bankruptcy Court [ECF No . 35 ] . The following notes and statements and limitations pertain to, are incorporated by reference in, and comprise an integral part of, the MOR, and should be referred to and considered in connection with any review thereof . 1 . Basis of Presentation . The Debtors prepared the MOR with the assistance of their advisors and professionals, and are filing it solely for purposes of complying with the reporting requirements applicable in the Chapter 11 Cases . There can be no assurance that such information is complete, and the MOR may be subject to revision . This MOR is unaudited, limited in scope, and has not been prepared in accordance with federal or state securities laws or other applicable non - bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder . The Debtors and their agents, advisors, attorneys, and other professionals undertake no responsibility to indicate variations from securities laws, other laws, or generally accepted accounting principles herein, or for any evaluations of the Debtors based on this financial information or any other information . This information has not been subjected to audit procedures that would typically be applied to financial information presented in accordance with U . S . GAAP or any other recognized financial reporting framework, and upon application of such procedures, the presented financial information could be subject to material changes . 1 The Debtors’ names and last four digits of their respective employer identification numbers are as follows : Spirit Aviation Holdings, Inc . (1797) ; Spirit Airlines, LLC (7023) ; Spirit Finance Cayman 1 Ltd . (7020) ; Spirit Finance Cayman 2 Ltd . (7362) ; Spirit IP Cayman Ltd . (4732) ; and Spirit Loyalty Cayman Ltd . (4752) . The Debtors’ mailing address is 1731 Radiant Drive, Dania Beach, FL 33004 . 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 1 of 20

2 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 2 of 20 The MOR is not intended to reconcile to any financial statements or schedules otherwise prepared, filed, or distributed by or for the Debtors . Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtors and their agents, advisors, attorneys, and other professionals . Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR . The financial information contained herein is presented per Spirit’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or SEC reporting purposes or in accordance with U . S . GAAP . The Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements at the Spirit Airlines, LLC reporting entity rather than financial statements at each individual legal entity . The Cayman Debtors do not have day - to - day business operations or physical presence and thus do not traditionally maintain books and records in the ordinary course . Upon agreement reached with the United States Trustee for the Southern District of New York (the “ U . S . Trustee ”), the Cayman Debtors are to provide information for Part 1 and Part 7 , and provide no financial statement attachments at the entity - level . As such, intercompany balances, historical retained earnings, and equity balances for the Cayman Debtors are not reflected in the separate MORs for each of the Cayman Debtors as these were not historically maintained in the Debtors’ accounting system . 2. Reporting Period . Unless otherwise noted, the MOR reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period . Except as otherwise noted, no adjustments have been made to activity occurring after the close of the reporting period . The first MOR reporting period encompasses the reporting period from August 29 , 2025 through September 30 , 2025 . The October MOR and all subsequent MOR reporting periods cover the full calendar month . 3. Disbursement Systems . Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Motion of the Debtors for Entry of Interim and Final Orders (I) Authorizing (A) the Debtors to Maintain their Existing Cash Management System, Bank Accounts, and Business Forms, (B) the Debtors to Open and Close Bank Accounts, and (C) Financial Institutions to Administer the Bank Accounts and Honor and Process Related Checks and Transfers, (II) Waiving Deposit and Investment Requirements, and (III) Allowing Intercompany Transactions and Affording Administrative Expense Priority to Post - Petition Intercompany Claims [ECF No . 18 ] . 4. Use of Information . The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non - bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder . The MOR should not be used or relied upon for any other purpose, including for information relating to the Debtors’ current or future financial condition or performance or for purchasing, selling, or transferring the claims against or equity interest in the Debtors . 5. Payment of Prepetition Claims Pursuant to First Day Orders . Pursuant to certain “first day” orders entered by the Bankruptcy Court in the Chapter 11 Cases (collectively, the “ First Day Orders ”), the Debtors are authorized (but not directed) to pay or otherwise satisfy various prepetition claims, including those related to employees, lienholders, customer obligations, insurance, critical vendors, taxes and fees, and intercompany transactions . To the extent any

3 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 3 of 20 reportable payments were made on account of prepetition claims following commencement of these Chapter 11 Cases pursuant to a First Day Order, such payments have been included in the applicable reporting matrices or notices required per, and identified in, each respective final First Day Order . 6. Reservation of Rights . Although the Debtors and their advisors made reasonable efforts to ensure that the MOR is as accurate and complete as possible under the circumstances and based on information available at the time of preparation, inadvertent errors or omissions may have occurred . The Debtors hereby reserve all rights to dispute the nature, amount, validity, status, enforceability, or executory natures of any claim, agreement, representation, or other statement set forth in this MOR . Further, the Debtors reserve the right to amend or supplement the MOR in all respects, as they deem necessary or appropriate, but shall be under no obligation to do so . Nothing contained in this MOR shall constitute a waiver of the Debtors’ rights or an admission of any kind with respect to these Chapter 11 Cases or any claim of or against any Debtor . 7. Specific MOR Disclosures . Notes to Cover Page  The Debtors’ current full - time employee count is reported as of January 1 , 2026 , while the order for relief figure reflects the count as of September 30 , 2025 . Notes to Part 1 :  Cash balances, receipts, and disbursements reflect bank activity during the reporting period . Timing differences in recognition of certain transactions may create discrepancies between bank balances presented in Part 1 and cash balances reported in the Balance Sheet attachment to the MOR .  Where applicable, the Debtors convert non - USD cash transactions to USD using applicable currency exchange rates . As a result, changes in currency exchange rates give rise to month - over - month fluctuations in cash balances which are reported in USD .  Intercompany receipts and disbursements are excluded from Parts 1 (b) and 1 (c), respectively . As such, the ending cash balances in Part 1 will not comport with the ending cash balances in the Debtors’ bank statements or the Debtors’ books and records . A reconciliation of end - of - month bank balances to the balances presented in Part 1 is provided in the attached Statement of Cash Receipts and Disbursements .  The Debtors bank accounts under the Spirit Airlines, LLC entity reflect all of the Debtors’ domestic and international bank accounts other than the Wilmington Trust accounts (held at Spirit Loyalty Cayman Ltd . ) .  Receipts for the Spirit Airlines, LLC entity exclude both loyalty receipts from credit card points block purchasers as well as interest income received directly into the Wilmington Trust accounts .  All disbursements from the Debtors are made at the Spirit Airlines, LLC entity .

4 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 4 of 20 Notes to Part 2:  For ease of reference, Part 2 balances have been consolidated on the MOR for Spirit Airlines, LLC, as the Cayman Debtors do not have standalone balance sheets.  Spirit Airlines, LLC has no inventory.  All due and owing post - petition amounts, excluding amounts arising under the EETC and bilateral facilities, are included in Part 2(f). Notes to Part 3 :  None Notes to Part 4 :  Part 4 (e) does not incorporate certain general and administrative expenses related to payroll, technology, or other expenses that would otherwise be considered as general and administrative expenses for purposes of MOR reporting . This is due to the setup of the Debtors’ accounting system — the Debtors do not separately classify expenses in their general ledger accounts between general and administrative expense financial statement line items . Notes to Part 5 :  Part 5 (a) includes payments made to Debtors’ and Unsecured Creditors’ Committee’s professionals in their capacities as advisors to the Debtors .  Part 5 (b) reflects payments made in accordance with the Bankruptcy Court’s Order Authorizing the Retention and Compensation of Professionals Utilized in the Ordinary Course of Business [ECF No . 133 ] .  Part 5 (c) includes payments made to professionals of various creditor constituencies in the Chapter 11 Cases (including in accordance with the Bankruptcy Court’s final DIP order [ECF No . 384 ]) . Notes to Part 6 :  The accrued balances shown are representative of the accrued balances as of December 31 , 2025 . The accrued employer tax balance was calculated specifically for the purposes of the MOR, and is not a part of the Debtors’ Books and Records on a standalone basis . Notes to Part 7 :  For Part 7 (a), pursuant to the relief granted via the First Day Orders, the Debtors made payments on account of certain prepetition debts . Where required, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contained within the final First Day Orders .  For purposes of Part 7 (c), the Debtors included information with respect to the individuals that the Debtors believe may be included in the definition of “insider” set forth in section 101 (31) of the Bankruptcy Code during the reporting period . Such individuals may no longer serve in such capacities . Persons listed as “insiders” have been included for informational purposes only and their inclusion shall not constitute an admission that those entities or persons are insiders for purposes of section 101 (31) of the Bankruptcy Code . The listing of a person as an insider for purposes of the MOR is not intended to be, nor should it be, construed as an

5 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 5 of 20 admission of any fact, right, claim, or defense and all such rights, claims, and defenses are hereby expressly reserved . Information regarding the individuals listed as insiders in the MOR has been included for informational purposes only and such information may not be used for any purpose, including to determine (a) control of any Debtor, (b) the extent to which any individual exercised management responsibilities or functions, (c) corporate decision - making authority over any Debtor, or (d) whether such individual could successfully argue that he or she is not an insider under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability . Where Part 7 (c) is indicated as “Yes,” such persons were confirmed to have received employee compensation payments in the ordinary course of business . ***

25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 6 of 20 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Spirit Aviation Holdings, Inc. Debtor(s) † † † † Case No. 25 - 11897 Lead Case No. 25 - 11897 Jointly Administered Monthly Operating Report Chapter 11 Petition Date: 08/29/2025 Reporting Period Ended: 12/31/2025 Months Pending: 4 Reporting Method: 1 1 8 4 Industry Classification: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 0 Debtor's Full - Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date 450 Lexington Ave New York, NY 10017 Address /s/ Noah Z. Sosnick Signature of Responsible Party 03/25/2026 Noah Z. Sosnick 1 UST Form 11 - MOR (12/01/2021) STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies.

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

3 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 Part 5: Professional Fees and Expenses Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 8 of 20

4 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 9 of 20

5 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 10 of 20

6 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 11 of 20

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

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c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ●	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ●	
d.	Are you current on postpetition tax return filings?	Yes ● No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ●	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ●	
i.	Do you have: Worker's compensation insurance?	Yes ○ No ●	
	If yes, are your premiums current?	Yes ○ No ○ N/A ●	(if no, see Instructions)
	Casualty/property insurance?	Yes ○ No ●	
	If yes, are your premiums current?	Yes ○ No ○ N/A ●	(if no, see Instructions)
	General liability insurance?	Yes ○ No ●	
	If yes, are your premiums current?	Yes ○ No ○ N/A ●	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Fred Cromer	Fred Cromer
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	03/25/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo 25 - 11897 - shl Doc 895 Filed 03/26/26 10 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 19:52:21 Main Document Pg 15 of 20

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 25 - 11897 - shl Doc 895 Filed 03/26/26 11 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 19:52:21 Main Document Pg 16 of 20

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 PageFour PageThree 25 - 11897 - shl Doc 895 Filed 03/26/26 12 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 19:52:21 Main Document Pg 17 of 20

Entity Petition Number Spirit Loyalty Cayman Ltd. Spirit IP Cayman Ltd. Spirit Finance Cayman 2 Ltd. Spirit Finance Cayman 1 Ltd. Spirit Aviation Holdings, Inc. Spirit Airlines, LLC Combined Debtor Entities 25 - 11901 25 - 11900 25 - 11899 25 - 11898 25 - 11897 25 - 11896 NA $ 55,811,511 $ - $ - $ - $ - $ 743,687,517 $ 799,499,028 5,904,496 - - - - 542,601,836 548,506,333 - - - - - (480,322,133) (480,322,133) $ 61,716,007 $ - $ - $ - $ - $ 805,967,221 $ 867,683,228 - - - - - - - $ 805,967,221 $ - $ - $ - $ - $ 61,716,007 $ 867,683,228 (462,398) - - - - - (462,398) $ 805,504,823 $ - $ - $ - $ - $ 61,716,007 $ 867,220,830 United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - December 2025 Southern District of New York Case No: 25 - 11897 Exhibit 1 - Part 1: Cash Receipts and Disbursements ($ in USD) Beginning Cash / Restricted Cash Balance (11/30) Receipts from Third Parties Disbursements to Third Parties Ending Cash / Restricted Cash Intercompany Activities Intercompany Receipts (Disbursements) Ending Cash / Restricted Cash Bank Balance (12/31) Currency Translation and Funds in Transit Ending Cash / Restricted Cash Balance Adjusted (12/31) 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 18 of 20

United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - December 2025 Southern District of New York Case No: 25 - 11897 Exhibit 2 - Part 2: Asset and Liability Status ($ in USD) Spirit Aviation Holdings, Inc. Total for Period Ended 12/31/2025 272,959,259 Cash and cash equivalents 591,352,003 Restricted cash - Short - term investment securities 129,185,180 Accounts receivable, net - Income tax receivable 173,122,657 Prepaid expenses and other current assets $ 1,166,619,100 Total current assets 1,963,080,805 Flight equipment 452,243,183 Ground property and equipment (126,085,185) Less accumulated depreciation 2,003,534,609 Operating lease right - of - use assets 297,448,840 Pre - delivery deposits on flight equipment 34,768,730 Deferred heavy maintenance, net 194,472,869 Other long - term assets $ 4,819,463,851 Total non - current assets $ 5,986,082,951 Total assets 44,078,557 Accounts payable 337,694,315 Air traffic liability 484,730,986 Current maturities of long - term debt, net and finance leases - Current maturities of operating leases 410,166,026 Other current liabilities $ 1,276,669,884 Total current liabilities 724,225,050 Long - term debt and finance leases, less current maturities - Operating leases, less current maturities 62,385,508 Deferred income taxes 33,952,059 Deferred gains and other long - term liabilities 5,983,485,303 Liability subject to compromise 6,804,047,920 $ Total non - current liabilities 8,080,717,804 $ Total liabilities (2,094,634,853) $ Net assets 2,832 Common stock 740,978,217 Additional paid - in - capital - Treasury stock (2,835,615,767) Retained earnings (135) Accumulated other comprehensive income / (loss) $ (2,094,634,853) Total equity 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 19 of 20

United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - December 2025 Southern District of New York Case No: 25 - 11897 Exhibit 3 - Part 4: Income Statement (Statement of Operations) ($ in USD) Spirit Aviation Holdings, Inc. Month Ended 12/31/2025 290,687,743 Passenger 5,762,018 Other $ 296,449,761 Total operating revenues 66,159,214 Aircraft fuel 104,685,748 Salaries, wages and benefits 18,695,993 Landing fees and other rents 27,778,905 Aircraft rent 18,996,281 Depreciation and amortization 13,993,115 Maintenance, materials and repairs 8,092,349 Distribution 54,291,745 General and administrative (30,000,000) Special charges / (credits) 4,451,031 Loss / (gain) on disposal of assets 801,160 Other operating $ 287,945,542 Total operating expenses $ 8,504,219 Operating income / (loss) 21,319,863 Interest expense - Loss / (gain) on extinguishment of debt (75,732) Capitalized interest (2,221,579) Interest income 2,056,758,430 Reorganization items 1,138,878 Other (income) / expense $ 2,076,919,860 Total other (income) / expense (345,148) Provision / (benefit) for income taxes $ (2,068,070,493) Net income / (loss) 25 - 11897 - shl Doc 895 Filed 03/26/26 Entered 03/26/26 19:52:21 Main Document Pg 20 of 20

25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 1 of 20 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re: SPIRIT AVIATION HOLDINGS, INC., et al. , Debtors. 1 Chapter 11 Case No. 25 - 11897 (SHL) Jointly Administered GLOBAL NOTES AND STATEMENT OF LIMITATION, METHODOLOGY, AND DISCLAIMERS REGARDING THE MONTHLY OPERATING REPORT FOR JANUARY 2026 Spirit Aviation Holdings, Inc . and its affiliates (collectively, the “ Debtors ”), each of which is a Debtor in the above - captioned jointly administered chapter 11 cases (the “ Chapter 11 Cases ”) prepared the attached monthly operating report for January 2026 (together herewith and with all exhibits and schedules thereto, the “ MOR ”) . On August 29 , 2025 , the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “ Bankruptcy Code ”) in the United States Bankruptcy Court for the Southern District of New York (the “ Bankruptcy Court ”) . The Debtors remain in possession of their property and continue to operate and manage their businesses as debtors in possession pursuant to sections 1107 (a) and 1108 of the Bankruptcy Code . The Chapter 11 Cases are being jointly administered for procedural purposes only pursuant to Rule 1015 (b) Federal Rules of Bankruptcy Procedure, as ordered by the Bankruptcy Court [ECF No . 35 ] . The following notes and statements and limitations pertain to, are incorporated by reference in, and comprise an integral part of, the MOR, and should be referred to and considered in connection with any review thereof . 1 . Basis of Presentation . The Debtors prepared the MOR with the assistance of their advisors and professionals, and are filing it solely for purposes of complying with the reporting requirements applicable in the Chapter 11 Cases . There can be no assurance that such information is complete, and the MOR may be subject to revision . This MOR is unaudited, limited in scope, and has not been prepared in accordance with federal or state securities laws or other applicable non - bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder . The Debtors and their agents, advisors, attorneys, and other professionals undertake no responsibility to indicate variations from securities laws, other laws, or generally accepted accounting principles herein, or for any evaluations of the Debtors based on this financial information or any other information . This information has not been subjected to audit procedures that would typically be applied to financial information presented in accordance with U . S . GAAP or any other recognized financial reporting framework, and upon application of such procedures, the presented financial information could be subject to material changes . 1 The Debtors’ names and last four digits of their respective employer identification numbers are as follows : Spirit Aviation Holdings, Inc . (1797) ; Spirit Airlines, LLC (7023) ; Spirit Finance Cayman 1 Ltd . (7020) ; Spirit Finance Cayman 2 Ltd . (7362) ; Spirit IP Cayman Ltd . (4732) ; and Spirit Loyalty Cayman Ltd . (4752) . The Debtors’ mailing address is 1731 Radiant Drive, Dania Beach, FL 33004 .

2 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 2 of 20 The MOR is not intended to reconcile to any financial statements or schedules otherwise prepared, filed, or distributed by or for the Debtors . Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtors and their agents, advisors, attorneys, and other professionals . Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR . The financial information contained herein is presented per Spirit’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or SEC reporting purposes or in accordance with U . S . GAAP . The Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements at the Spirit Airlines, LLC reporting entity rather than financial statements at each individual legal entity . The Cayman Debtors do not have day - to - day business operations or physical presence and thus do not traditionally maintain books and records in the ordinary course . Upon agreement reached with the United States Trustee for the Southern District of New York (the “ U . S . Trustee ”), the Cayman Debtors are to provide information for Part 1 and Part 7 , and provide no financial statement attachments at the entity - level . As such, intercompany balances, historical retained earnings, and equity balances for the Cayman Debtors are not reflected in the separate MORs for each of the Cayman Debtors as these were not historically maintained in the Debtors’ accounting system . 2. Reporting Period . Unless otherwise noted, the MOR reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period . Except as otherwise noted, no adjustments have been made to activity occurring after the close of the reporting period . The first MOR reporting period encompasses the reporting period from August 29 , 2025 through September 30 , 2025 . The October MOR and all subsequent MOR reporting periods cover the full calendar month . 3. Disbursement Systems . Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Motion of the Debtors for Entry of Interim and Final Orders (I) Authorizing (A) the Debtors to Maintain their Existing Cash Management System, Bank Accounts, and Business Forms, (B) the Debtors to Open and Close Bank Accounts, and (C) Financial Institutions to Administer the Bank Accounts and Honor and Process Related Checks and Transfers, (II) Waiving Deposit and Investment Requirements, and (III) Allowing Intercompany Transactions and Affording Administrative Expense Priority to Post - Petition Intercompany Claims [ECF No . 18 ] . 4. Use of Information . The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non - bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder . The MOR should not be used or relied upon for any other purpose, including for information relating to the Debtors’ current or future financial condition or performance or for purchasing, selling, or transferring the claims against or equity interest in the Debtors . 5. Payment of Prepetition Claims Pursuant to First Day Orders . Pursuant to certain “first day” orders entered by the Bankruptcy Court in the Chapter 11 Cases (collectively, the “ First Day Orders ”), the Debtors are authorized (but not directed) to pay or otherwise satisfy various prepetition claims, including those related to employees, lienholders, customer obligations, insurance, critical vendors, taxes and fees, and intercompany transactions . To the extent any

3 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 3 of 20 reportable payments were made on account of prepetition claims following commencement of these Chapter 11 Cases pursuant to a First Day Order, such payments have been included in the applicable reporting matrices or notices required per, and identified in, each respective final First Day Order . 6. Reservation of Rights . Although the Debtors and their advisors made reasonable efforts to ensure that the MOR is as accurate and complete as possible under the circumstances and based on information available at the time of preparation, inadvertent errors or omissions may have occurred . The Debtors hereby reserve all rights to dispute the nature, amount, validity, status, enforceability, or executory natures of any claim, agreement, representation, or other statement set forth in this MOR . Further, the Debtors reserve the right to amend or supplement the MOR in all respects, as they deem necessary or appropriate, but shall be under no obligation to do so . Nothing contained in this MOR shall constitute a waiver of the Debtors’ rights or an admission of any kind with respect to these Chapter 11 Cases or any claim of or against any Debtor . 7. Specific MOR Disclosures . Notes to Cover Page  The Debtors’ current full - time employee count is reported as of January 31 , 2026 , while the order for relief figure reflects the count as of September 30 , 2025 . Notes to Part 1 :  Cash balances, receipts, and disbursements reflect bank activity during the reporting period . Timing differences in recognition of certain transactions may create discrepancies between bank balances presented in Part 1 and cash balances reported in the Balance Sheet attachment to the MOR .  Where applicable, the Debtors convert non - USD cash transactions to USD using applicable currency exchange rates . As a result, changes in currency exchange rates give rise to month - over - month fluctuations in cash balances which are reported in USD .  Intercompany receipts and disbursements are excluded from Parts 1 (b) and 1 (c), respectively . As such, the ending cash balances in Part 1 will not comport with the ending cash balances in the Debtors’ bank statements or the Debtors’ books and records . A reconciliation of end - of - month bank balances to the balances presented in Part 1 is provided in the attached Statement of Cash Receipts and Disbursements .  The Debtors bank accounts under the Spirit Airlines, LLC entity reflect all of the Debtors’ domestic and international bank accounts other than the Wilmington Trust accounts (held at Spirit Loyalty Cayman Ltd . ) .  Receipts for the Spirit Airlines, LLC entity exclude both loyalty receipts from credit card points block purchasers as well as interest income received directly into the Wilmington Trust accounts .  All disbursements from the Debtors are made at the Spirit Airlines, LLC entity . Notes to Part 2 :  For ease of reference, Part 2 balances have been consolidated on the MOR for Spirit Airlines, LLC, as the Cayman Debtors do not have standalone balance sheets .

4 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 4 of 20  Spirit Airlines, LLC has no inventory.  All due and owing post - petition amounts, excluding amounts arising under the EETC and bilateral facilities, are included in Part 2(f). Notes to Part 3 :  None Notes to Part 4 :  Part 4 (e) does not incorporate certain general and administrative expenses related to payroll, technology, or other expenses that would otherwise be considered as general and administrative expenses for purposes of MOR reporting . This is due to the setup of the Debtors’ accounting system — the Debtors do not separately classify expenses in their general ledger accounts between general and administrative expense financial statement line items . Notes to Part 5 :  Part 5 (a) includes payments made to Debtors’ and Unsecured Creditors’ Committee’s professionals in their capacities as advisors to the Debtors .  Part 5 (b) reflects payments made in accordance with the Bankruptcy Court’s Order Authorizing the Retention and Compensation of Professionals Utilized in the Ordinary Course of Business [ECF No . 133 ] .  Part 5 (c) includes payments made to professionals of various creditor constituencies in the Chapter 11 Cases (including in accordance with the Bankruptcy Court’s final DIP order [ECF No . 384 ]) . Notes to Part 6 :  The accrued balances shown are representative of the accrued balances as of January 31 , 2026 . The accrued employer tax balance was calculated specifically for the purposes of the MOR, and is not a part of the Debtors’ Books and Records on a standalone basis . Notes to Part 7 :  For Part 7 (a), pursuant to the relief granted via the First Day Orders, the Debtors made payments on account of certain prepetition debts . Where required, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contained within the final First Day Orders .  For purposes of Part 7 (c), the Debtors included information with respect to the individuals that the Debtors believe may be included in the definition of “insider” set forth in section 101 (31) of the Bankruptcy Code during the reporting period . Such individuals may no longer serve in such capacities . Persons listed as “insiders” have been included for informational purposes only and their inclusion shall not constitute an admission that those entities or persons are insiders for purposes of section 101 (31) of the Bankruptcy Code . The listing of a person as an insider for purposes of the MOR is not intended to be, nor should it be, construed as an admission of any fact, right, claim, or defense and all such rights, claims, and defenses are hereby expressly reserved . Information regarding the individuals listed as insiders in the MOR has been included for informational purposes only and such information may not be used for any purpose, including to determine (a) control of any Debtor, (b) the extent to which any

5 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 5 of 20 individual exercised management responsibilities or functions, (c) corporate decision - making authority over any Debtor, or (d) whether such individual could successfully argue that he or she is not an insider under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability . Where Part 7 (c) is indicated as “Yes,” such persons were confirmed to have received employee compensation payments in the ordinary course of business . ***

25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 6 of 20 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Spirit Aviation Holdings, Inc. Debtor(s) † † † † Case No. 25 - 11897 Lead Case No. 25 - 11897 Jointly Administered Monthly Operating Report Chapter 11 Petition Date: 08/29/2025 Reporting Period Ended: 01/31/2026 Months Pending: 5 Reporting Method: 1 1 8 4 Industry Classification: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 0 Debtor's Full - Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date 450 Lexington Ave New York, NY 10017 Address /s/ Noah Z. Sosnick Signature of Responsible Party 03/25/2026 Noah Z. Sosnick 1 UST Form 11 - MOR (12/01/2021) STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies.

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

3 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 Part 5: Professional Fees and Expenses Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 8 of 20

4 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 9 of 20

5 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 10 of 20

6 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 11 of 20

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Answer
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		No
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		No
c.	Were any payments made to or on behalf of insiders?		No
d.	Are you current on postpetition tax return filings?		Yes
e.	Are you current on postpetition estimated tax payments?		Yes
f.	Were all trust fund taxes remitted on a current basis?		Yes
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		No
h.	Were all payments made to or on behalf of professionals approved by the court?		N/A
i.	Do you have:	Worker's compensation insurance?	No
		If yes, are your premiums current?	N/A (if no, see Instructions)
		Casualty/property insurance?	No
		If yes, are your premiums current?	N/A (if no, see Instructions)
		General liability insurance?	No
		If yes, are your premiums current?	N/A (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		No
k.	Has a disclosure statement been filed with the court?		No
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25-11897

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Fred Cromer	Fred Cromer
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	03/25/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo 25 - 11897 - shl Doc 901 Filed 03/26/26 10 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 20:11:29 Main Document Pg 15 of 20

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 25 - 11897 - shl Doc 901 Filed 03/26/26 11 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 20:11:29 Main Document Pg 16 of 20

Debtor's Name Spirit Aviation Holdings, Inc. Case No. 25 - 11897 PageFour PageThree 25 - 11897 - shl Doc 901 Filed 03/26/26 12 UST Form 11 - MOR (12/01/2021) Entered 03/26/26 20:11:29 Main Document Pg 17 of 20

Entity Petition Number Spirit Loyalty Cayman Ltd. Spirit IP Cayman Ltd. Spirit Finance Cayman 2 Ltd. Spirit Finance Cayman 1 Ltd. Spirit Aviation Holdings, Inc. Spirit Airlines, LLC Combined Debtor Entities 25 - 11901 25 - 11900 25 - 11899 25 - 11898 25 - 11897 25 - 11896 NA $ 61,716,007 $ - $ - $ - $ - $ 805,504,823 $ 867,220,830 5,712,077 - - - - 311,130,285 316,842,362 - - - - - (358,839,103) (358,839,103) $ 67,428,084 $ - $ - $ - $ - $ 757,796,004 $ 825,224,088 - - - - - - - $ 757,796,004 $ - $ - $ - $ - $ 67,428,084 $ 825,224,088 (3,613,846) - - - - - (3,613,846) $ 754,182,158 $ - $ - $ - $ - $ 67,428,084 $ 821,610,242 United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - January 2026 Southern District of New York Case No: 25 - 11897 Exhibit 1 - Part 1: Cash Receipts and Disbursements ($ in USD) Beginning Cash / Restricted Cash Balance (12/31) Receipts from Third Parties Disbursements to Third Parties Ending Cash / Restricted Cash Intercompany Activities Intercompany Receipts (Disbursements) Ending Cash / Restricted Cash Bank Balance (01/31) Currency Translation and Funds in Transit Ending Cash / Restricted Cash Balance Adjusted (01/31) 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 18 of 20

United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - January 2026 Southern District of New York Case No: 25 - 11897 Exhibit 2 - Part 2: Asset and Liability Status ($ in USD) Spirit Aviation Holdings, Inc. Total for Period Ended 01/31/2026 610,218,682 Cash and cash equivalents 212,163,625 Restricted cash - Short - term investment securities 162,918,290 Accounts receivable, net - Income tax receivable 132,923,895 Prepaid expenses and other current assets $ 1,118,224,492 Total current assets 1,961,661,988 Flight equipment 453,330,621 Ground property and equipment (137,553,782) Less accumulated depreciation 1,948,367,675 Operating lease right - of - use assets 321,379,343 Pre - delivery deposits on flight equipment 33,049,508 Deferred heavy maintenance, net 193,605,742 Other long - term assets $ 4,773,841,096 Total non - current assets $ 5,892,065,588 Total assets 77,973,089 Accounts payable 372,912,248 Air traffic liability 362,102,352 Current maturities of long - term debt, net and finance leases - Current maturities of operating leases 364,243,151 Other current liabilities $ 1,177,230,840 Total current liabilities 849,354,176 Long - term debt and finance leases, less current maturities (0) Operating leases, less current maturities 59,370,406 Deferred income taxes 34,670,650 Deferred gains and other long - term liabilities 5,987,529,018 Liability subject to compromise 6,930,924,250 $ Total non - current liabilities 8,108,155,090 $ Total liabilities (2,216,089,502) $ Net assets 2,832 Common stock 741,763,300 Additional paid - in - capital - Treasury stock (2,957,855,499) Retained earnings (135) Accumulated other comprehensive income / (loss) $ (2,216,089,502) Total equity 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 19 of 20

United States Spirit Aviation Holdings, Inc., et al . Bankruptcy Court Monthly Operating Report - January 2026 Southern District of New York Case No: 25 - 11897 Exhibit 3 - Part 4: Income Statement (Statement of Operations) ($ in USD) Spirit Aviation Holdings, Inc. Month Ended 01/31/2026 243,595,677 Passenger 6,745,763 Other $ 250,341,440 Total operating revenues 59,086,664 Aircraft fuel 86,622,024 Salaries, wages and benefits 27,824,976 Landing fees and other rents 24,475,038 Aircraft rent 18,659,316 Depreciation and amortization 11,875,941 Maintenance, materials and repairs 10,212,424 Distribution 51,530,821 General and administrative - Special charges / (credits) 1,050,385 Loss / (gain) on disposal of assets 1,059,241 Other operating $ 292,396,830 Total operating expenses $ (42,055,390) Operating income / (loss) 13,981,737 Interest expense - Loss / (gain) on extinguishment of debt (49,450) Capitalized interest (2,877,737) Interest income 72,294,915 Reorganization items (150,020) Other (income) / expense $ 83,199,445 Total other (income) / expense (67,823) Provision / (benefit) for income taxes $ (125,187,011) Net income / (loss) 25 - 11897 - shl Doc 901 Filed 03/26/26 Entered 03/26/26 20:11:29 Main Document Pg 20 of 20